SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2013

Date of Report

(Date of Earliest Event Reported)

DYNARESOURCE, INC.

 (Exact Name of Registrant as Specified in Its Charter)

Nevada	000-30371	94-1589426
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039

(Address of principal executive offices (zip code))

(972) 868-9066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

   Registrant announces the filing of a National Instrument 43-101 Technical Report on the San Jose de Gracia Project, Northeast Sinaloa, Mexico. In accordance with the securities laws of British Columbia, which the Company is subject to, the Company filed a press release announcing the filing of the Technical Report, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference. The Technical Report can be viewed in its entirety at www.sedar.com and on the Company’s website www.dynaresource.com.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibits.

Number	Exhibit
99.1	Press Release dated January 10, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.

By:   /s/  K.W. Diepholz

K. W. Diepholz

Chief Executive Officer

Dated:  January 11, 2013

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